Exhibit 99.1

DarkPulse, Inc. CEO to Speak at Egyptian Conference on Digitalization Transformation of Smart Cities: “Future Cities of the New Republic”

DarkPulse Invited as Major Sponsor of “Future Cities in the New Republic” Conference in Cairo

NEW YORK, January 11, 2021 DarkPulse Inc. (OTC: DPLS) (“DPLS" or "the Company"), today announced its CEO, Dennis O’Leary, will be one of the Keynote Speakers in Cairo Feb 26 & 27, 2022 to discuss the development of Smart Cities through Digital Transformation on Architecture and Urbanization in Egypt.

As part of the Egyptian strategy 2030 for Digital Transformation, The Housing and Building National Research Center, in cooperation with the National Counsel for Training and Education, jointly with EEMW Consulting will host the first international conference on future cities in the new republic. The conference mission is participation of all relevant parties to discuss mechanisms for achieving dimensions of sustainable development, the 2030 strategy in the future cities of the new republic, and the application of the concept of managing cities digitally to achieve economic recovery and reversing stagnation in the real estate market. In addition, the conference seeks to provide prosperity, freedom and human rights for all within a framework of digital and national security and meeting the changing needs of citizens with the need to preserve the environment, adapt to climate changes, and comply with future challenges to reach a comprehensive and sustainable urban development.

“As the world moves towards digital transformation on urbanization, smart cities will become reality and DarkPulse will be at the forefront of technology,” said DarkPulse CEO, Dennis O’Leary. “The Company is positioning itself as the foundational technology for smart infrastructure monitoring leading to the larger science of Global System Dynamics. Digital Transformation is the critical step towards future cities and the team at DarkPulse is leading the way.”

DarkPulse plans on opening a Branch Office in Cairo in the coming months.

About DarkPulse, Inc.

DarkPulse, Inc. uses advanced laser-based monitoring systems to provide rapid and accurate monitoring of temperatures, strains and stresses. The Company’s technology excels when applied to live, dynamic critical infrastructure and structural monitoring, including pipeline monitoring, perimeter and structural surveillance, aircraft structural components and mining safety. The Company's fiber-based monitoring systems can assist markets that are not currently served, and its unique technology covers extended areas and any event that is translated into the detection of a change in strain or temperature. In addition to the Company’s ongoing efforts with respect to the marketing and sales of its technology products and services to its customers, the Company also continues to explore potential strategic alliances through joint venture and licensing opportunities to further expand its global market position.

For more information, visit www.DarkPulse.com

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the "safe harbor" created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "should," "could," "seek," "intend," "plan," "goal," "estimate," "anticipate" or other comparable terms. All statements other than statements of historical facts included in this news release regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to successfully market our products and services; the acceptance of our products and services by customers; our continued ability to pay operating costs and ability to meet demand for our products and services; the amount and nature of competition from other security and telecom products and services; the effects of changes in the cybersecurity and telecom markets; our ability to successfully develop new products and services; our success establishing and maintaining collaborative, strategic alliance agreements, licensing and supplier arrangements; our ability to comply with applicable regulations; and the other risks and uncertainties described in our prior filings with the Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Media contact:

Todd McKnight

RedChip Companies

407-571-0904

todd@redchip.com